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                                                                    EXHIBIT 99.2

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                                   BURLINGTON
                                   RESOURCES
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                                   [PICTURE]

                                   BURLINGTON
                                   RESOURCES

                                      POCO

                            PRESENTATION TO CANADIAN
                              INVESTMENT COMMUNITY

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                                   BURLINGTON
                                   RESOURCES
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                                 CRAIG STEWART

                                PRESIDENT & CEO

                              POCO PETROLEUMS LTD.

================================================================================


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                                   BURLINGTON
                                   RESOURCES
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TRANSACTION SUMMARY
===============================================================================

TRANSACTION DESCRIPTION(1):   o US$2.5Bn ACQUISITION OF POCO PETROLEUMS
                              o 100% STOCK AND ASSUMPTION OF DEBT


EXCHANGE RATIO:               o 0.25 EXCHANGEABLE SHARE PER POCO COMMON SHARE

OWNERSHIP:                    o 82% BURLINGTON RESOURCES
                                18% POCO PETROLEUMS

ACCOUNTING TREATMENT:         o POOLING OF INTERESTS

EXPECTED CLOSING:             o BY YEAR-END 1999


Note: (1) Based on exchange ratio of 0.25 BR shares per Poco Share; BR share price on 8/16/99 of $45.3125 and C$1.4833:US$1.00.
===============================================================================
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                                   BURLINGTON
                                   RESOURCES
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WHY BR?
================================================================================

     o  GLOBAL SUPER INDEPENDENT

     o  ONE OF THE LARGEST U.S. NATURAL GAS COMPANIES

     o  HIGH QUALITY ASSET PORTFOLIO WITH BALANCE AND DEPTH

     o  STRONG EXPLOITATION AND ENGINEERING CAPABILITY

     o  GROWING EXPLORATION PROGRAM

     o  EXPANDING INTERNATIONAL PRESENCE

     o  FINANCIALLY STRONG AND FLEXIBLE

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                                   BURLINGTON
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RATIONALE FOR TRANSACTION
===============================================================================
                  EXPANDS NORTH AMERICAN NATURAL GAS POSITION


         12/31/98 NORTH AMERICAN                          1998 NORTH AMERICAN
           NATURAL GAS RESERVES                          NATURAL GAS PRODUCTION

               [BAR CHART]                                    [BAR CHART]



Source: J.S. Herolds
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                                   BURLINGTON
                                   RESOURCES
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COMBINED COMPANY OVERVIEW
================================================================================

                          COMPARABLE COMPANY ANALYSIS

                PROVED RESERVES                    PRODUCTION

                   [BAR CHART]                     [BAR CHART]

Source: 1998 Company Annual Reports
Note: (1) Net 6:1 total reserves and production data for 1998.
================================================================================

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                                   BURLINGTON
                                   RESOURCES
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COMBINED COMPANY OVERVIEW
================================================================================

                          COMPARABLE COMPANY ANALYSIS

                                DEBT-TO-CAPITAL

                                  [BAR CHART]

Source: SEC / Edgar
Note: (1) BR/POCO as of 6/30/99; Based on Historical information for BR and
      Poco.
================================================================================


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                                   BURLINGTON
                                   RESOURCES
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================================================================================
                                BOBBY SHACKOULS
                           CHAIRMAN, PRESIDENT & CEO
                              BURLINGTON RESOURCES
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                                   BURLINGTON
                                   RESOURCES

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COMPANY MISSION STATEMENT
================================================================================


                     "TO BUILD LONG-TERM SHAREHOLDER VALUE

                                    THROUGH

                               VALUE-ADDED GROWTH

                                      AND

                           EFFECTIVE COST MANAGEMENT"



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RATIONALE FOR TRANSACTION
================================================================================

                     COMPLEMENTS BR'S VALUE ADDED STRATEGY

o ENTRY VEHICLE INTO MAJOR NEW GROWTH AREA

o EXPANDS NORTH AMERICAN GAS POSITION

o EXPANDS GROWTH PORTFOLIO

o BUILDS ON CORE COMPETENCIES

o CREATES PLATFORM FOR FURTHER EXPANSION

o ACCRETIVE TO BOTH EARNINGS AND CASH FLOW

o ACCRETIVE TO NET ASSET VALUE
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                                   BURLINGTON
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BALANCED PORTFOLIO
===============================================================================


                                    [CHART]

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                                   BURLINGTON
                                   RESOURCES
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OVERVIEW OF POCO PETROLEUMS
===============================================================================

               HISTORY OF BURLINGTON RESOURCES SCREENING PROCESS


                                     [MAP]

o EXTENSIVE SCREENING PROCESS OF ENTIRE WESTERN CANADIAN SEDIMENTARY BASIN

o IDENTIFIED WEST OF 5 AS ATTRACTIVE AREA

o LARGEST PROSPECT INVENTORY

o DEEP GAS POTENTIAL

o PROACTIVELY IDENTIFIED IDEAL ENTRY VEHICLES

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OVERVIEW OF POCO PETROLEUMS
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                          CONSISTENT NATURAL GAS FOCUS




RESERVES (Tcfe)(1)(2)
---------------------

 27% ANNUAL GROWTH
 14% ANNUAL GROWTH PER SHARE                                [GRAPH]
315% AVERAGE RESERVE REPLACEMENT RATE





PRODUCTION (MMcfe/d)(1)
-----------------------

21% ANNUAL GROWTH

 9% ANNUAL GROWTH PER SHARE

                                                            [GRAPH]







      Note:  (1) Gross 10:1, as reported by Poco.
             (2) Proved plus probable.


================================================================================

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                                   BURLINGTON
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POCO NETBACK ANALYSIS
===============================================================================
                          YEAR-ENDED DECEMBER 31, 1998

               REVENUES / BOE(1)                  OPERATING COSTS / BOE(1)

                 [BAR CHART]                            [BAR CHART]



Source: Based on Morgan Stanley Dean Witter Equity Research
Note: (1) Gross 6:1.

===============================================================================
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                                   BURLINGTON
                                   RESOURCES
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POCO NETBACK ANALYSIS
================================================================================
                          YEAR-ENDED DECEMBER 31, 1998

                            [CASH NETBACK/BOE(1)(2)]

                                  [BAR CHART]

Source: Based on Morgan Stanley Dean Witter Equity Research
Note: (1) Gross 6:1.
      (2) Cash Netback = Realized Price - OP Cost - SG&A per BOE of annual production.
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                                   BURLINGTON
                                   RESOURCES
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OVERVIEW OF POCO PETROLEUMS
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                            DESCRIPTION OF ASSETS(1)

                                     [MAP]

RESERVES (BCFE)(2)
------------------
PROVED       1,873
PROBABLE       818
TOTAL 2P     2,691

1998 AVERAGE DAILY PRODUCTION
-----------------------------
NAT. GAS (MMCFPD)         494
OIL (MBPD)                 23

ACREAGE
-------
NET UNDEVELOPED     3,089,700

Note: (1) Net 6:1, all production and reserve data restated to conform to current BR reporting practices.
      (2) As of December 31, 1998.
================================================================================


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                                   RESOURCES
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OVERVIEW OF POCO PETROLEUMS
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                      EXPLORATION AND DEVELOPMENT STRATEGY


                                     [MAP]


WESTERN REGION

o MULTIZONE POTENTIAL

o DRILLING UP TO 10,000 FEET

o DRILLING UP TO 150 WELLS ANNUALLY

o MAINTAIN INVENTORY OF 200+
  DEFINED DRILLING LOCATIONS

o 65% OF CURRENT PRODUCTION BASE

================================================================================


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                                   BURLINGTON
                                   RESOURCES
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OVERVIEW OF POCO PETROLEUMS
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                      EXPLORATION AND DEVELOPMENT STRATEGY


                                     [MAP]


NORTHERN REGION/
DEEP GAS

o WORLD-CLASS NATURAL GAS RESERVE POTENTIAL

o LESS COMPETITION

o EXCELLENT OPPORTUNITY FOR APPLICATION OF TECHNOLOGY

  - 3D SEISMIC

  - DEEP DRILLING

  - SOUR GAS TREATING

o 20% OF CURRENT PRODUCTION BASE

o CHEVRON FARM-IN

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                                   BURLINGTON
                                   RESOURCES
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================================================================================
                               RANDY L. LIMBACHER
                                PRESIDENT & CEO
                       BURLINGTON RESOURCES NORTH AMERICA
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                                   BURLINGTON
                                   RESOURCES
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BR FOCUS AREAS
================================================================================

                                     [MAP]

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                                   BURLINGTON
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BRNA: SAN JUAN
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                               AVERAGE NET VOLUME
                                    (MMCFPD)

                                  [BAR CHART]
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                                   BURLINGTON
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BRNA: SAN JUAN
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                                FUTURE STRATEGY

     o  2 TCF EXPLOITATION POTENTIAL

     o  SIGNIFICANT EXPLORATION POTENTIAL

     o  MAINTAIN VOLUME AND RESERVE PROFILE

     o  GENERATE FREE CASH FLOW TO FUND BR GROWTH

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MADDEN FIELD
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                                 CROSS-SECTION

                                    [GRAPH]
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MADDEN FIELD
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                        MADDEN FIELD - MADISON FORMATION

                                    [GRAPH]
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GULF OF MEXICO DEEPWATER
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                               LEASEHOLD POSITION

                                     [MAP]
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ONSHORE GULF COAST
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                                     [MAP]
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NW EUROPEAN SHELF - EAST IRISH SEA
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                                     [MAP]
                                    [GRAPH]
                                    [CHART]
                                     [MAP]

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NORTH AFRICA - ALGERIA
================================================================================
                           BLOCK 405 - MENZEL LEJMAT

                                     [MAP]
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NORTHERN SOUTH AMERICA - SURINAME
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                                     [MAP]
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PROJECTED SIGNIFICANT PRODUCTION MILESTONES
===============================================================================


                                    [CHART]

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                                   BURLINGTON
                                   RESOURCES
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================================================================================
                                  JOHN HAGALE

                               EXECUTIVE VP & CFO

                              BURLINGTON RESOURCES
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                                   BURLINGTON
                                   RESOURCES
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KEY STATISTICS
================================================================================
(US$)

                                BURLINGTON              PRO FORMA      POCO
                                RESOURCES      POCO     COMBINED   CONTRIBUTION
                                ----------     ----     ---------  ------------
EQUITY MARKET VALUE(1)          $  8.1Bn       $1.8Bn    $  9.9Bn        18%

ENTERPRISE VALUE                $ 10.1Bn       $2.5Bn    $ 12.6Bn        20%

1998 CASH FLOW(1)               $  901MM       $225MM    $1,126MM        20%

1998 NET INCOME(1)              $   86MM       $ 34MM    $  120MM        28%

1998 NET DAILY PRODUCTIONS(2)(3)
   LIQUIDS (MBPD)                   83           23         106          22%

   NATURAL GAS (MMCFPD)          1,647          494       2,141          23%

   TOTAL (MBODPD)                  357          105         462          23%

PROVED RESERVES (MMBOE)(2)(3)    1,337          312       1,649          19%

            % GAS                   80%          77%         79%

       NOTES: (1) As reported; assumes BR closing price on 8/16/99 of $45.3125,
                  178.2 million BR shares outstanding, an exchange ratio of 0.250x, and C$1.4833 : US$1.00.
              (2) Net 6:1 at 12/31/98; restated to conform to Burlington
                  Resources reporting practice.
              (3) Poco is pro forma for the Pan East and Canrise acquisitions.
================================================================================

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                                   BURLINGTON
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VALUATION PARAMETERS
================================================================================

                          YEAR-ENDED DECEMBER 31, 1998

RESERVES (NET 6:1):
-------------------

  PROVED                                                     1.8 TCFE
  PROVED AND PROBABLE                                        2.7 TCFE


OTHER ASSETS:
-------------

  UNDEVELOPED ACREAGE                                        3.1 MM NET ACRES
  SEISMIC
       2D                                                    64,000 KM
       3D                                                    2,040 KM(2)
  EXCESS GAS PROCESSING CAPACITY

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                                   BURLINGTON
                                   RESOURCES
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ACCRETIVE TO PER SHARE RESULTS(1)
================================================================================



                                      CFPS
                      (Standalone Data as per First Call)

          1998                       1999E                     2000E
          2.2%                       6.1%                      5.5%

Note: (1) Assumed exchange ratio: 0.250x. Pooling of interests accounting.
          Excludes merger-related charges.
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                                   BURLINGTON
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COMBINED CAPITALIZATION
================================================================================
(US$MM)(1)


                                                 AS OF JUNE 30, 1999
                                    ---------------------------------------------
                                    BURLINGTON
                                    RESOURCES         POCO             COMBINED
                                    ----------      ----------         --------
TOTAL DEBT                          $1,988          $  743              $2,731
SHAREHOLDERS' EQUITY                 2,988             821               3,809
                                    ------          ------              ------
BOOK CAPITALIZATION                 $4,976          $1,564              $6,540
                                    ======          ======              ======
FULLY DILUTED SHARES                 178.2            39.3(2)            217.5
MKT. VALUE EQUITY(3)                $  8.1Bn        $  1.8Bn(4)         $  9.9Bn
ENTERPRISE VALUE(3)                 $ 10.1Bn        $  2.5Bn            $ 12.6Bn
DEBT/BOOK CAP.                          40%             48%                 42%
DEBT/MKT. CAP.                          19%             29%                 21%

Notes:   (1) C$1.4833:US$1.00
         (2) BR equivalent shares at 0.250x exchange ratio.
         (3) BR closing price on 8/16/99 : $45.3125.
         (4) Based on 0.250% exchange ratio.

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================================================================================

                           Forward-Looking Statements

THIS PRESENTATION CONTAINS PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE U.S. SECURITIES ACT OF 1933 AND SECTION 21E OF THE U.S. SECURITIES EXCHANGE ACT OF 1934. THESE PROJECTIONS AND STATEMENTS REFLECT THE COMPANY'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. NO ASSURANCES CAN BE GIVEN, HOWEVER, THAT THESE EVENTS WILL OCCUR OR THAT THESE PROJECTIONS WILL BE ACHIEVED, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED AS A RESULT OF CERTAIN FACTORS. A DISCUSSION OF THESE FACTORS IS INCLUDED IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.


================================================================================

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